The Glenmede Fund, Inc.
(the “Fund”)
Disciplined U.S. Value Equity Portfolio
(the “Portfolio”)
Supplement dated September 14, 2026 to the
Summary Prospectus, the Statutory Prospectus, and the Statement of Additional
Information (“SAI”), each dated February 28, 2026,
as supplemented
The Board of Directors of The Glenmede Fund, Inc. has approved (i) a change to the Portfolio name; and (ii) revisions to the principal investment strategy of the Portfolio such that it will invest in income-producing common stocks of large cap companies tied economically to the U.S. These changes are effective on or around September 14, 2026 (the “Effective Date”).
Name Change of the Portfolio
On the Effective Date, the Portfolio will be renamed, and all references to the Portfolio’s name in the corresponding Summary Prospectus, Statutory Prospectus and SAI are revised as follows:

Current Portfolio Name	New Portfolio Name
Disciplined U.S. Value Equity Portfolio	Disciplined U.S. Equity Income Portfolio

Change to the Principal Investment Strategies
The sections titled “Investment Objective,” “Principal Investment Strategy” and “Principal Investment Risks” in the Summary Prospectus and Statutory Prospectus will be revised as follows:
Disciplined U.S. Equity Income Portfolio (formerly, Disciplined U.S. Value Equity Portfolio)
Investment Objective
A high level of current income and long-term growth of capital consistent with reasonable risk to principal.
Principal Investment Strategy
Using factor-based analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index. That capitalization range was $1.3 billion to $3.8 trillion as of December 31, 2025.
The Advisor uses proprietary multi-factor computer models to select stocks that the models identify as undervalued. These computer models rank securities based on certain criteria, including price in relation to earnings, cash flow and assets, and material sustainability-related criteria. In addition, the Portfolio will limit its selection universe to stocks with a material dividend yield at the time of purchase. As sustainability-related information is just one investment criterion, sustainability-related considerations are generally not solely determinative in any investment decision made by the Advisor. The Portfolio may actively trade its securities to achieve its principal investment strategies.

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The following risk will be added to the “Principal Investment Risks”.
Dividend Paying Security Risk: Income provided by the Portfolio may be affected by changes in the dividend policies of the companies in which the Portfolio invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Portfolio during such periods to underperform funds that do not focus on dividends.
As of the Effective Date, the paragraph in the section “Objective, Principal Strategies and Risks-Disciplined U.S. Value Equity Portfolio” in the “Additional Information About Investments” section in the Statutory Prospectus is hereby deleted and replaced in its entirety with the following:
Disciplined U.S. Equity Income Portfolio
The Advisor attempts to achieve the Portfolio’s objective to achieve a high level of current income and long-term growth of capital consistent with reasonable risk to principal by using factor-based analysis, under normal market circumstances, investing at least 80% of the value of its net assets (including borrowings for investment purposes) in income-producing common stocks of large cap companies tied economically to the U.S. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index.
The “Dividend Paying Security” risk in the “Additional Information About Investments” section in the Statutory Prospectus will apply to the Equity Income Portfolio and the Disciplined U.S. Equity Income Portfolio.
Please retain this Supplement for your records.

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